UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐           Preliminary Proxy Statement.

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐           Definitive Proxy Statement.

☒           Definitive Additional Materials.

☐           Soliciting Material Pursuant to §240.14a-12.

Pluristem Therapeutics Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

PLURISTEM THERAPEUTICS INC.

To Be Held On:

May 22, 2014 at 5:00 p.m.

at the Company's offices at Matam Advanced Technology Park Building No. 5, Haifa, Israel, 31905

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one.  There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request as instructed below before 5/10/14.

Please visit http://www.astproxyportal.com/ast/15665/, where the following materials are available for view:
• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report
TO REQUEST MATERIAL:
TELEPHONE: 888-Proxy-NA (888-776-9962) (For US Residents Only)
E-MAIL: info@amstock.com (For US Residents Only)
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp (For US Residents Only)
TELEPHONE: 972-74-7108602 (For Non-US Residents)
E-MAIL: info@pluristem.com (For Non-US Residents)

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www. voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online or by telephone until 11:59 PM EST the day before the meeting.
IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the Annual Meeting please call 972-74-7108600.
MAIL: You may request a card by following the instructions above.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting.	1.	Proposal No. 1 - Election of Directors: To elect the following nominees to the Board of Directors to serve as directors of the Company until the next annual meeting of the stockholders and until his or her successor is elected and qualified or his or her earlier resignation or removal:

		Zami Aberman

		Israel Ben-Yoram

		Isaac Braun

		Mark Germain

		Moria Kwiat

		Hava Meretzki

		Nachum Rosman

		Doron Shorrer

	2.	Proposal No. 2 - To approve an amendment to the Amended and Restated Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 100,000,000 shares, par value $0.00001 per share to 200,000,000 shares, par value $0.00001 per share.

Please note that you cannot use this notice to vote by mail.	3.	Proposal No. 3 - To ratify the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2014.